UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2012

NEW CENTURY BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina		28334
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (910) 892-7080

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 6, 2012, New Century Bank (the “Bank”), a wholly-owned subsidiary of New Century Bancorp, Inc. (the “Company”), completed the disposition of the Bank’s Pembroke and Raeford, North Carolina, branch offices to Lumbee Guaranty Bank. The transaction was completed in accordance with the terms of the Purchase and Assumption Agreement, dated December 20, 2011 (the “Agreement”), between the Bank and Lumbee Guaranty Bank.

Under the terms of the Agreement, Lumbee Guaranty Bank acquired all property, equipment, and other selected assets of the Pembroke and Raeford branches, in addition to assuming all associated deposit accounts totaling approximately $14 million, for a purchase price of $1.8 million. The Bank retained the majority of the loans associated with the two branches.

The foregoing description of the sale of the Bank’s Pembroke and Raeford branches and the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated December 23, 2011, and is incorporated herein by reference.

Item 8.01	Other Events.

On April 9, 2012, the Company issued a press release announcing that it had completed the sale of the Pembroke and Raeford branches of New Century Bank described under Item 2.01 of this Current Report on Form 8-K.

A copy of the press release making such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

2.1	Purchase and Assumption Agreement, dated December 20, 2011, by and between New Century Bank and Lumbee Guaranty Bank (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated December 23, 2011, and incorporated by reference herein).

99.1	Press release, dated April 9, 2012, announcing the sale of the Pembroke and Raeford branches of New Century Bank to Lumbee Guaranty Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/s/ Lisa F. Campbell
Lisa F. Campbell
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Dated: April 10, 2012

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

2.1	Purchase and Assumption Agreement, dated December 20, 2011, by and between New Century Bank and Lumbee Guaranty Bank (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated December 23, 2011, and incorporated by reference herein).

99.1	Press release, dated April 9, 2012, announcing the sale of the Pembroke and Raeford branches of New Century Bank to Lumbee Guaranty Bank.